GOLUB CAPITAL BDC, INC. INVESTOR PRESENTATION QUARTER ENDED DECEMBER 31, 2017

Disclaimer 2 Some of the statements in this presentation constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this presentation involve risks and uncertainties, including statements as to: our future operating results; our business prospects and the prospects of our portfolio companies; the effect of investments that we expect to make and the competition for those investments; our contractual arrangements and relationships with third parties; actual and potential conflicts of interest with GC Advisors LLC ("GC Advisors"), our investment adviser, and other affiliates of Golub Capital LLC (collectively, "Golub Capital"); the dependence of our future success on the general economy and its effect on the industries in which we invest; the ability of our portfolio companies to achieve their objectives; the use of borrowed money to finance a portion of our investments; the adequacy of our financing sources and working capital; the timing of cash flows, if any, from the operations of our portfolio companies; general economic and political trends and other external factors; the ability of GC Advisors to locate suitable investments for us and to monitor and administer our investments; the ability of GC Advisors or its affiliates to attract and retain highly talented professionals; our ability to qualify and maintain our qualification as a regulated investment company and as a business development company; general price and volume fluctuations in the stock markets; the impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations issued thereunder and any actions toward repeal thereof; and the effect of changes to tax legislation and our tax position. Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. We have based the forward-looking statements included in this presentation on information available to us on the date of this presentation. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. You are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the Securities and Exchange Commission (“SEC”), including annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and registration statements on Form N-2. This presentation contains statistics and other data that have been obtained from or compiled from information made available by third-party service providers. We have not independently verified such statistics or data. In evaluating prior performance information in this presentation, you should remember that past performance is not a guarantee, prediction or projection of future results, and there can be no assurance that we will achieve similar results in the future.

1. As a supplement to U.S. generally accepted accounting principles (“GAAP”) financial measures, the Company has provided this non-GAAP financial measure. The Company believes that this non-GAAP financial measure is useful as it excludes the accrual of the capital gain incentive fee, including the portion of such accrual that is not contractually payable under the terms of the Company’s investment advisory agreement with GC Advisors (the “Investment Advisory Agreement”). In accordance with GAAP, the Company is required to include aggregate unrealized appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement. As of December 31, 2017, the cumulative capital gain incentive fee accrued by the Company in accordance with GAAP is $7.6 million, of which $1.2 million was payable as a capital gain incentive fee payable pursuant to the Investment Advisory Agreement as of December 31, 2017. The Company did not pay any capital gain incentive fees under the Investment Advisory Agreement for any period ended prior to December 31, 2017. Although this non-GAAP financial measure is intended to enhance investors’ understanding of the Company’s business and performance, this non-GAAP financial measure should not be considered an alternative to GAAP. Refer to slide 4 for a reconciliation to the nearest GAAP measure, net investment income per share. Summary of Quarterly Results 3 First Fiscal Quarter 2018 Highlights − Net increase in net assets resulting from operations (i.e. net income) for the quarter ended December 31, 2017 was $21.3 million, or $0.36 per share, as compared to $22.5 million, or $0.38 per share, for the quarter ended September 30, 2017. − Net investment income for the quarter ended December 31, 2017 was $18.5 million, or $0.31 per share, as compared to $18.3 million, or $0.31 per share, for the quarter ended September 30, 2017. Excluding a $0.7 million accrual for the capital gain incentive fee, net investment income for the quarter ended December 31, 2017 was $19.2 million, or $0.321 per share, as compared to $19.1 million, or $0.321 per share, excluding a $0.8 million accrual for the capital gain incentive fee for the prior quarter. − Net realized and unrealized gain on investments and secured borrowings of $2.8 million, or $0.05 per share, for the quarter ended December 31, 2017 was the result of $0.5 million of net realized gains and $2.3 million of net unrealized appreciation. This compares to a net realized and unrealized gain on investments and secured borrowings of $4.2 million, or $0.07 per share, for the prior quarter. − On December 28, 2017, we paid a quarterly distribution of $0.32 per share and a special distribution of $0.08 per share. Excluding the special distribution, our net asset value per share would have increased as of December 31, 2017 because our earnings per share of $0.36 exceeded our regular quarterly distribution of $0.32 per share. As a result of the special distribution, our net asset value per share declined to $16.04 as of December 31, 2017 from $16.08 as of September 30, 2017. − New middle-market investment commitments totaled $142.2 million for the quarter ended December 31, 2017. Approximately 27% of the new investment commitments were senior secured loans, 72% were one stop loans, and 1% were investments in equity securities. Overall, total investments in portfolio companies at fair value increased by approximately 2.3%, or $38.4 million, during the quarter ended December 31, 2017.

1. As a supplement to U.S. generally accepted accounting principles (“GAAP”) financial measures, the Company has provided this non-GAAP financial measure. The Company believes that this non-GAAP financial measure is useful as it excludes the accrual of the capital gain incentive fee which may not be contractually payable under the terms of the Company’s investment advisory agreement with GC Advisors ( the “Investment Advisory Agreement”). In accordance with GAAP, the Company is required to include aggregate unrealized appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement. As of December 31, 2017, the capital gain incentive fee accrual is $7.6 million and the payable as calculated under the Investment Advisory Agreement for the period ended December 31, 2017 is $1.2 million. Although this non-GAAP financial measure is intended to enhance investors’ understanding of the Company’s business and performance, this non-GAAP financial measure should not be considered an alternative to GAAP. 2. Includes a special distribution of $0.25 per share. 3. Includes a special distribution of $0.08 per share. 4. Excludes SLF. Financial Highlights 4 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Earnings per share $ 0.34 $ 0.38 $ 0.35 $ 0.38 $ 0.36 Net investment income per share 0.31 0.30 0.31 0.31 0.31 Accrual for capital gain incentive fee per share 0.01 0.02 0.01 0.01 0.01 Net investment income before accrual for capital gain incentive fee per share 1 0.32 0.32 0.32 0.32 0.32 Net realized/unrealized gain (loss) per share 0.03 0.08 0.04 0.07 0.05 Net asset value per share 15.74 15.88 16.01 16.08 16.04 Distributions paid per share 0.572 0.32 0.32 0.32 0.403 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Investments in Portfolio Companies, at Fair Value (000s) $ 1,587,523 $ 1,617,875 $ 1,692,929 $ 1,590,000 $ 1,631,781 Investments in Senior Loan Fund LLC (“SLF”), at Fair Value (000s) $ 108,779 $ 116,130 $ 108,879 $ 95,015 $ 91,591 Total Fair Value of Investments (000s) $ 1,696,302 $ 1,734,005 $ 1,801,808 $ 1,685,015 $ 1,723,372 Number of Portfolio Company Investments 4 182 185 188 185 190 Average Investment Size (000s) 4 $ 8,723 $ 8,745 $ 9,005 $ 8,595 $ 8,588 Fair Value as a Percentage of Principal (Loans) 98.8% 98.9% 99.0% 98.9% 99.1%

Asset Mix of New Investments Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Senior Secured 22% 53% 11% 14% 27% One Stop 70% 38% 88% 85% 72% Second Lien 0% 0% 0% 0% 0% Subordinated Debt 0% 0% 0% 0% 0% Investment in SLF 7% 8% 0% 0% 0% Equity 1% 1% 1% 1% 1% Select Portfolio Funds Roll Data (in millions) Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 New Investment Commitments $ 122.7 $ 106.0 $ 241.9 $ 128.9 $ 142.2 Exits and Sales of Investments 1 93.9 73.2 169.4 251.7 101.9 Net Funds Growth 2 35.7 37.7 67.8 (116.8) 38.4 * Represents an amount less than 0.1%. 1. Includes full and partial payoffs and sales to SLF. 2. Net funds growth includes the impact of new investments and exits of investments as noted in the table above, as well as other variables such as net fundings on revolvers, net change in unamortized fees, net change in unrealized appreciation (depreciation), etc. Portfolio Highlights – New Originations 5 Originations and Net Funds Growth − New investment commitments totaled $142.2 million for the quarter ended December 31, 2017. − Total investments at fair value increased by 2.3%, or $38.4 million, as of December 31, 2017 from September 30, 2017. During the quarter ended December 31, 2017, SLF did not make any purchases from GBDC. *

6 Portfolio Highlights – Portfolio Diversity as of December 31, 2017 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 $1,696 $1,734 Historical Investment Portfolio ($mm) 79% 10% 77% 11% 79% 11% 79% 11% 80% 11% Equity Inv. in SLF One Stop Senior Secured Investment Portfolio $1,632mm1 // 190 Investments1 – Average Size $8.6mm Sub. Debt 2 Second Lien 1% 1% 1% 1% 1%4% 4% 3% 3% 3% 6% 7% 6% 6% 5% 1. Excludes investment in SLF. 2. The subordinated debt investments held in all periods presented represent an amount less than 1.0% $1,802 $1,685 $1,723

20% 19% 8% 6% 6% 5% 5% 5% % 4% 4% 5% 13% Healthcare, Education and Childcare Diversified/Conglomerate Service Retail Stores Beverage, Food and Tobacco Diversified/Conglomerate Manufacturing Electronics Personal, Food and Miscellaneous Services Leisure, Amusement, Motion Pictures, Entertainment Personal and Non Durable Consumer Products (Mfg. Only) Buildings and Real Estate SLF Other 7 Portfolio Highlights – Portfolio Diversity as of December 31, 2017 Industry Diversity of InvestmentsDiversity by Investment Size 1. The percentage of fixed rate loans and floating rate loans is calculated using total debt investments at fair value and excludes equity investments. Top 25 Investments 37%Remaining 165 Investments 58% SLF 5% Interest Rate on Loans1 Top 10 Investments 19% Fixed - 0.4% 99.6% Floating

Portfolio Rotation – Debt Investments Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Weighted average interest rate of new investments 1,2 6.9% 6.4% 7.3% 7.3% 7.5% Weighted average interest rate on investments that were sold or paid-off 2,3 6.9% 6.5% 7.9% 7.3% 7.6% Weighted average spread over LIBOR of new floating rate investments 2 5.9% 5.4% 6.0% 6.0% 6.0% Weighted average interest rate of new fixed rate investments N/A N/A 7.5% 8.3% N/A Weighted average fees on new investments 1.6% 1.2% 1.6% 1.3% 1.4% Portfolio Highlights – Spread Analysis 8 8.1% 8.2% 8.7% 8.5% 8.5% 7.7% 7.7% 7.9% 7.8% 7.9% 3.4% 3.5% 3.7% 3.8% 3.9% 4.7% 4.7% 5.0% 4.7% 4.6% 1.0% 1.1% 1.3% 1.3% 1.7% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Investment income yield Income yield Weighted average cost of debt Weighted average net investment spread 3-Month London Interbank Offered Rate ("LIBOR") 5 7 6 4 1. Weighted average interest rate on new investments is based on the contractual interest rate at the time of funding. For variable rate loans that have a LIBOR or Prime rate option, the contractual rate is calculated using current LIBOR at the time of funding, the spread over LIBOR and the impact of any LIBOR floor. For variable rate loans that only have a Prime rate option, the contractual rate is calculated using current Prime at the time of funding, the spread over Prime and the impact of any Prime floor. For fixed rate loans, the contract rate is the stated fixed rate. 2. Excludes activity on the subordinated note investment in SLF. On December 30, 2016, the subordinated notes previously issued by SLF were redeemed in full and terminated. 3. Excludes exits on investments on non-accrual status. 4. Investment income yield is calculated as (a) the actual amount earned on earning investments, including the subordinated note investment in SLF, including interest and fee income and amortization of capitalized fees and discounts, divided by (b) the daily average of total earning investments at fair value. On December 30, 2016, the subordinated notes previously issued by SLF were redeemed in full and terminated. 5. Income yield is calculated as (a) the actual amount earned on earning investments, including the subordinated note investment in SLF, including interest and fee income but excluding amortization of capitalized fees and discounts, divided by (b) the daily average of total earning investments at fair value. On December 30, 2016, the subordinated notes previously issued by SLF were redeemed in full and terminated. 6. The weighted average cost of debt is calculated as (a) the actual amount incurred on debt obligations divided by (b) the daily average of total debt obligations. 7. The weighted average net investment spread is calculated as (a) the investment income yield less (b) the weighted average cost of debt.

1. Please see Internal Performance Ratings definitions on the following page. Portfolio Highlights – Credit Quality 9 Credit Quality – Investment Portfolio − Fundamental credit quality as of December 31, 2017 remained strong with non-accrual investments as a percentage of total investments at cost and fair value of 0.3% and 0.1%, respectively. − During the quarter ended December 31, 2017, the number of non-accrual investments declined from three investments to two investments as we exited one investment at a value consistent with its mark as of September 30, 2017. − Over 85.0% of the investments in our portfolio continue to have an Internal Performance Rating1 of 4 or higher as of December 31, 2017. Non-Accrual – Debt Investments Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Non-accrual investments at amortized cost (000s) $ 5,278 $ 5,278 $ 10,221 $ 10,221 $ 5,936 Non-accrual investments / Total investments at amortized cost 0.3% 0.3% 0.6% 0.6% 0.3% Non-accrual investments at fair value (000s) $ 1,101 $ 1,110 $ 3,407 $ 2,955 $ 1,825 Non-accrual investments / Total investments at fair value 0.1% 0.1% 0.2% 0.2% 0.1%

Rating Definition 5 Borrower is performing above expectations and the trends and risk factors are generally favorable 4 Borrower is generally performing as expected and the risk factors are neutral to favorable 3 Borrower may be out of compliance with debt covenants; however, loan payments are generally not past due 2 Borrower is performing materially below expectations and the loan’s risk has increased materially since origination 1 Borrower is performing substantially below expectations and the loan’s risk has substantially increased since origination June 30, 2017 September 30, 2017 December 31, 2017 Internal Performance Rating Investments at Fair Value (000s) % of Total Portfolio Investments at Fair Value (000s) % of Total Portfolio Investments at Fair Value (000s) % of Total Portfolio 5 $ 212,063 11.8% $ 91,525 5.5% $ 137,146 8.0% 4 $ 1,377,526 76.5% $ 1,378,316 81.8% $ 1,411,330 81.9% 3 $ 209,231 11.6% $ 212,629 12.6% $ 170,010 9.9% 2 $ 240 0.0% $ 249 0.0% $ 3,720 0.2% 1 $ 2,748 0.1% $ 2,296 0.1% $ 1,166 0.0% Total $ 1,801,808 100.0% $ 1,685,015 100.0% $ 1,723,372 100.0% Portfolio Highlights – Portfolio Ratings 10 Portfolio Risk Ratings Internal Performance Ratings Definition * Represents an amount less than 0.1%. ** *

Quarterly Statements of Financial Condition 11 1. On September 13, 2011, we received exemptive relief from the SEC to permit us to exclude the debt of our small business investment company (“SBIC”) subsidiaries from our 200% asset coverage test. As such, asset coverage and regulatory leverage exclude the Small Business Administration (“SBA”) debentures of our SBICs. As of (Dollar amounts in 000s, except per share data) December 31, 2016 (unaudited) March 31, 2017 (unaudited) June 30, 2017 (unaudited) September 30, 2017 (audited) December 31, 2017 (unaudited) Assets Investments, at fair value $ 1,696,302 $ 1,734,005 $ 1,801,808 $ 1,685,015 $ 1,723,372 Cash and cash equivalents 5,709 4,614 12,827 3,988 5,750 Restricted cash and cash equivalents 66,016 39,330 33,042 58,570 71,380 Other assets 6,059 6,278 7,362 6,603 6,825 Total Assets $ 1,774,086 $ 1,784,227 $ 1,855,039 $ 1,754,176 $ 1,807,327 Liabilities Debt $ 889,500 $ 863,650 $ 883,400 $ 781,100 $ 828,300 Unamortized debt issuance costs (5,257) (4,921) (4,284) (4,273) (3,514) Secured borrowings, at fair value 462 448 406 - - Interest payable 5,937 3,637 6,274 3,800 6,132 Management and incentive fee payable 11,812 12,328 13,404 13,215 15,506 Other liabilities 2,062 2,204 7,620 2,388 2,601 Total Liabilities 904,516 877,346 906,820 796,230 849,025 Total Net Assets 869,570 906,881 948,219 957,946 958,302 Total Liabilities and Net Assets $ 1,774,086 $ 1,784,227 $ 1,855,039 $ 1,754,176 $ 1,807,327 Net Asset Value per Share $ 15.74 $ 15.88 $ 16.01 $ 16.08 $ 16.04 GAAP leverage 1.03x 0.96x 0.94x 0.82x 0.87x Regulatory leverage 1 0.70x 0.64x 0.63x 0.54x 0.59x Asset coverage 1 242.6% 255.3% 258.4% 285.2% 269.8% Number of common shares outstanding 55,237,037 57,103,423 59,235,174 59,577,293 59,741,248

Quarterly Operating Results 12 For the three months ended (Dollar amounts in 000s, except share and per share data) December 31, 2016 (unaudited) March 31, 2017 (unaudited) June 30, 2017 (unaudited) September 30, 2017 (unaudited) December 31, 2017 (unaudited) Investment Income Interest income $ 32,697 $ 30,954 $ 33,249 $ 33,549 $ 33,354 Dividend income 898 2,425 1,169 1,066 2,562 Fee income 254 178 990 335 534 Total Investment Income 33,849 33,557 35,408 34,950 36,450 Expenses Interest and other debt financing expenses 7,606 7,674 8,099 8,155 7,714 Base management fee 5,837 5,848 6,059 6,072 5,930 Incentive fee – net investment income 1,611 1,204 1,485 440 2,158 Incentive fee – capital gains 480 906 588 845 713 Other operating expenses 1,352 1,371 1,369 1,200 1,424 Total Expenses 16,886 17,003 17,600 16,712 17,939 Excise tax 10 7 - - - Net Investment Income after excise tax 16,953 16,547 17,808 18,238 18,511 Net Gain (Loss) on Investments and Secured Borrowings Net realized gain (loss) on investments 907 686 (3,209) 11,018 481 Net unrealized appreciation (depreciation) on investments and secured borrowings 1,124 3,507 5,512 (6,803) 2,323 Net gain (loss) on investments and secured borrowings 2,031 4,193 2,303 4,215 2,804 Net Increase in Net Assets Resulting from Operations $ 18,984 $ 20,740 $ 20,111 $ 22,453 $ 21,315 Per Share Earnings Per Share $ 0.34 $ 0.38 $ 0.35 $ 0.38 $ 0.36 Net Investment Income Per Share $ 0.31 $ 0.30 $ 0.31 $ 0.31 $ 0.31 Distributions Paid $ 0.571 $ 0.32 $ 0.32 $ 0.32 $ 0.402 Weighted average common shares outstanding 55,064,870 55,395,179 57,719,505 59,448,470 59,584,421 1. Includes a special distribution of $0.25 per share. 2. Includes a special distribution of $0.08 per share

Financial Performance Highlights 13 8.6% 9.6% 8.8% 9.3% 8.8% 6% 8% 10% 12% Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Net Income $15.12 $15.21 $15.23 $15.41 $15.44 $15.55 $15.55 $15.61 $15.74 $15.80 $15.89 $15.85 $15.88 $15.96 $15.99 $16.13 $16.26 $16.33 $16.37 $15.12 $15.21 $15.23 $15.41 $15.44 $15.55 $15.55 $15.61 $15.74 $15.80 $15.89 $15.85 $15.88 $15.96 $15.74 $15.88 $16.01 $16.08 $16.04 $14.00 $14.25 $14.50 $14.75 $15.00 $15.25 $15.50 $15.75 $16.00 $16.25 $16.50 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Quarterly Distributions Annualized Return on Average Equity1 GBDC Quarterly NAV per Common Share Since FY 2013 Q3 1. The net income annualized return on average equity is calculated as (a) the net increase in net assets resulting from operations for the period presented divided by (b) the daily average of total net assets and does not represent a return to any investor in the Company. 2. As a supplement to GAAP financial measures, the Company has provided this non-GAAP financial measure. The Company believes that this non-GAAP financial measure is useful as it highlights the changes in NAV per common share for each quarter excluding the impact of special distributions that were paid and shows the pro forma change to the Company’s NAV after payment of regular distributions. $0.32 $0.32 $0.32 $0.32 $0.32 $0.25 $0.08 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Regular Distribution Special Distribution $0.57 9.0% Net Asset Value per Common Share Net Asset Value per Common Share If No Special Distributions Were Paid2 5 qtr. wtd. avg.: $0.40

Portfolio Highlights – Senior Loan Fund LLC 14 − The annualized quarterly return was 11.4% for the quarter ended December 31, 2017 as compared to 10.2% for the quarter ended September 30, 2017. − Total investments at fair value for the quarter ended December 31, 2017 were $279.3 million, a decrease of 7.2%, or $21.7 million, from September 30, 2017. − During the quarter ended December 31, 2017, SLF amended its revolving credit facility to decrease the size of the facility from $300.0 million to $200.0 million and decreased the interest rate on middle market investments from one-month LIBOR plus 2.25% to one-month LIBOR plus 2.15%. Subject to leverage and borrowing base restrictions, as of December 31, 2017, SLF had approximately $19.9 million of remaining commitments and $1.4 million of availability on its revolving credit facility. 1. The Company’s annualized return on investments in SLF is calculated by dividing total income (loss) earned on the Company’s investments in SLF by the combined daily average of its investments in (1) the principal of the outstanding SLF subordinated notes, if any, and (2) the net asset value of the SLF LLC equity interests. Annualized total return excludes the impact of management fees and incentive fees that may be charged by GC Advisors based on the Company’s investments in SLF and the income from such investments. (Dollar amounts in 000s) As of Balance Sheet December 31, 2016 (unaudited) March 31, 2017 (unaudited) June 30, 2017 (unaudited) September 30, 2017 (audited) December 31, 2017 (unaudited) Total investments, at fair value $ 333,275 $ 350,652 $ 322,261 $ 300,930 $ 279,251 Cash and other assets 11,735 7,307 8,951 5,305 5,864 Total assets $ 345,010 $ 357,959 $ 331,212 $ 306,235 $ 285,115 Senior credit facility $ 220,600 $ 224,750 $ 204,900 $ 197,700 $ 180,150 Unamortized debt issuance costs (563) (184) (110) (712) (345) Other liabilities 654 673 1,989 658 635 Total liabilities 220,691 225,239 206,779 197,646 180,440 Subordinated debt and members’ equity 124,319 132,720 124,433 108,589 104,675 Total liabilities and members’ equity $ 345,010 $ 357,959 $ 331,212 $ 306,235 $ 285,115 Senior leverage 1.77x 1.69x 1.65x 1.82x 1.72x (Dollar amounts in 000s) For the three months ended GBDC Return on Investments in SLF December 31, 2016 (unaudited) March 31, 2017 (unaudited) June 30, 2017 (unaudited) September 30, 2017 (unaudited) December 31, 2017 (unaudited) Total income (loss) $ 1,887 $ 2,987 $ 990 $ 2,674 $ 2,741 Annualized total return 1 7.1% 10.8% 3.4% 10.2% 11.4%

Liquidity and Investment Capacity 15 Cash and Cash Equivalents − Unrestricted cash and cash equivalents totaled $5.8 million as of December 31, 2017. − Restricted cash and cash equivalents totaled $71.4 million as of December 31, 2017. Restricted cash is held in our securitization vehicles, SBIC subsidiaries and our revolving credit facility subsidiary and is reserved for quarterly interest payments and is also available for new investments that qualify for acquisition by these entities. Debt Facilities - Availability − Revolving Credit Facility – During the quarter ended December 31, 2017, we amended our the revolving credit facility with Wells Fargo to decrease the size from $225.0 million to $170.0 million and to decrease the interest rate on middle market investments from one-month LIBOR plus 2.25% to one-month LIBOR plus 2.15%. As of December 31, 2017, subject to leverage and borrowing base restrictions, we had approximately $59.7 million of remaining commitments and availability on our $170.0 million revolving credit facility. − SBIC Debentures – As of December 31, 2017, through our SBIC licensees, we had $58.0 million of unfunded debenture commitments, of which $13.0 million was available to be drawn, subject to customary SBA regulatory requirements. − GC Advisors Revolver– As of December 31, 2017, we had $20.0 million of remaining commitments and availability on our $20.0 million unsecured line of credit with GC Advisors.

Debt Facilities 16 Tranche Rating (M/S) Par Amount ($mm) Interest Rate Stated Maturity Reinvestment Period Class A-1 Notes Aaa/AAA $191.0 3-Month LIBOR + 1.75% April 25, 2026 April 28, 2018 Class A-2 Notes Aaa/AAA $20.0 3-Month LIBOR + 1.95% April 25, 2026 April 28, 2018 Class B Notes Aa2/AA $35.0 3-Month LIBOR + 2.50% April 25, 2026 April 28, 2018 Total Notes Issued 2 $246.0 Tranche Rating (M/S) Par Amount ($mm) Interest Rate Stated Maturity Reinvestment Period Class A-Refi Notes Aaa/AAA $205.0 3-Month LIBOR + 1.90% July 20, 2023 July 20, 2018 Total Notes Issued 1 $205.0 Issuer Amount Outstanding ($mm) Maximum Commitment ($mm) Interest Rate Stated Maturity Reinvestment Period Wells Fargo Revolving Credit Facility $110.3 $170.0 1-Month LIBOR + 2.15% September 28, 2022 September 27, 2018 GC SBIC IV, L.P. $125.0 $125.0 3.3% 3 10-year maturity after drawn N/A GC SBIC V, L.P. $133.0 $150.0 3.5% 3 10-year maturity after drawn N/A GC SBIC VI, L.P. $9.0 $50.0 2.9% 3 4 10-year maturity after drawn N/A GC Advisors Revolving Credit Facility $0.0 $20.0 Applicable Federal Rate June 22, 2019 N/A 2010 Debt Securitization 2014 Debt Securitization 1. The Class B-Refi and Subordinated Notes issued in the 2010 Debt Securitization, as amended in October 2016, totaling $10.0 million and $135.0 million, respectively, were retained by us. 2. The Class C Notes and LLC Equity Interests issued in the 2014 Debt Securitization, totaling $37.5 million and $119.1 million, respectively, were retained by us. 3. The SBA debentures have interest rates that are fixed at various pooling dates and the interest presented represents the weighted average rate on all outstanding debentures for each licensee as of December 31, 2017. Debt Facilities

Common Stock and Distribution Information 17 Common Stock Data Distribution Data Date Declared Record Date Payment Date Amount Per Share Frequency Total Amount (in 000s) May 3, 2016 June 6, 2016 June 29, 2016 $0.32 Quarterly $16,484 August 3, 2016 September 5, 2016 September 29, 2016 $0.32 Quarterly $17,538 November 14, 2016 December 12, 2016 December 29, 2016 $0.32 Quarterly $17,619 November 14, 2016 December 12, 2016 December 29, 2016 $0.25 Special $13,765 February 7, 2017 March 7, 2017 March 30, 2017 $0.32 Quarterly $17,676 May 4, 2017 June 6, 2017 June 29, 2017 $0.32 Quarterly $18,3571 August 2, 2017 September 6, 2017 September 29, 2017 $0.32 Quarterly $19,0261 November 17, 2017 December 12, 2017 December 28, 2017 $0.32 Quarterly $19,0651 November 17, 2017 December 12, 2017 December 28, 2017 $0.08 Special $ 4,7661 February 6, 2018 March 8, 2018 March 30, 2018 $0.32 Quarterly $19,1171 Fiscal Year Ended September 30, 2017 High Low End of Period First Quarter $18.76 $17.55 $18.39 Second Quarter $19.88 $18.38 $19.88 Third Quarter $20.44 $19.10 $19.12 Fourth Quarter $19.71 $18.24 $18.82 Fiscal Year Ending September 30, 2018 High Low End of Period First Quarter $19.41 $18.20 $18.20 1. Estimated based on 59,741,248 of shares outstanding as of December 31, 2017.